EXHIBIT 10.1

GETPOKERRAKEBACK.COM
4/F, M-3rd Building, Hi-tech Industrial Park, Nanshan District
Shenzhen 518070 People’s Republic of China
Tel: (86) 755 26012511

September 25, 2009

To:	The Undersigned Providers

Asia Regal Holdings Limited (“Asia Regal”)
21st Floor, Room AB
50 Stanley Street
Hong Kong
Attention: Lin Yang

Mr. Kin Keung Lai (“Lai”)
c/o Shenzhen China Skyrise Technology Co. Ltd.
4/F, M-3rd Building, Hi-tech Industrial Park
Nanshan District, Shenzhen 518070
People’s Republic of China

Gentlemen:

          Re:      Share Allocation and Issuance

          As you know, Getpokerrakeback.com (the “Company”), United Digital Home H.K. Group Company Limited (“United Digital”), Asia Regal and Lai are parties to a certain share exchange agreement, dated of even date herewith (the “Share Exchange Agreement”), pursuant to which the Company acquired 100% of the issued and outstanding capital stock of United Digital in exchange for 12,379,800 shares of the Company’s common stock, par value $0.001 (“Common Stock”), constituting 72.8% of the Company’s issued and outstanding capital stock on a fully-diluted basis as of and immediately after the consummation of the transactions contemplated by the Share Exchange Agreement. Asia Regal desires to allocate and direct to Lai the issuance of 485,576 shares issuable to Asia Regal under the Share Exchange Agreement; and the Company desires to issue and deliver to certain Providers of the Company signatory hereto (the “Providers”), an aggregate of 4,105,750 shares of the Common Stock, as consideration for certain services provided for the benefit of the Company and/or its subsidiaries in the period leading up to the closing of the Share Exchange Agreement. Any capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Share Exchange Agreement.

          NOW, THEREFORE, for and in consideration of the covenants set forth herein and the mutual benefits to be gained by the parties signatory hereto, and other good and valuable consideration, the receipt and adequacy of which are now and forever acknowledged and confessed, the parties hereto hereby agree and intend to be legally bound as follows:

          1. Share Allocation. Subject to the terms and conditions of this letter agreement (this “Agreement”), Asia Regal hereby transfers and assigns to Lai, and Lai accepts and assumes, all of Asia Regal’s right, title and interest in and to 485,576 of the shares issuable to Asia Regal in connection with the consummation of the transactions contemplated by the Share Exchange Agreement (the “Shares”). Therefore, Asia Regal hereby transfers the Shares to Lai, in connection with and only upon the consummation of the transactions contemplated by the Share Exchange Agreement. The Shares shall be issued to Lai rather than to Asia Regal and the number of shares issuable to Asia Regal in connection with the Share Exchange Agreement shall be appropriately reduced.

          2. Issuance of Service Shares.

                         (a)      Service Shares. Subject to the terms and conditions of this Agreement, the Company hereby grants to each undersigned Provider, and each undersigned Provider hereby accepts an aggregate of 4,105,750 shares of the Common Stock (the “Service Shares”) in such amounts as set forth opposite such Provider’s name in Schedule 1 attached hereto, issuable as consideration for services provided by the Providers in connection with the consummation of the transactions contemplated by the Share Exchange Agreement.

                         (b)      Representations and Warranties of the Providers. In connection with the issuance of the Service Shares to the Providers pursuant to Section 2(b) above, each of the Providers hereby represents and warrants to the Company as follows:

                                   (i)      Provider acknowledges that the Company has made no representation to Provider regarding the Company, its business or prospects.

                                   (ii)      Provider is accepting the Service Shares for investment for Provider’s own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any “distribution” of the Service Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”). By executing this Agreement, Provider represents that Provider does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Service Shares.

                                   (iii)      Provider has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Company and has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Service Shares.

                                   (iv)      The Provider understands that the Service Shares have not been registered under the Securities Act and, if issued in accordance with the provisions of this Agreement, will be issued by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Provider’s representations as expressed herein. The non-registration shall have no prejudice with respect to any rights, interests, benefits and entitlements attached to the Service Shares in accordance with the Company’s charter documents or the laws of its jurisdiction of incorporation.

                                   (v)      The Provider understands that the Service Shares are characterized as “restricted securities” under the Securities Act inasmuch as this Agreement contemplates that, if acquired by the Provider pursuant hereto, the Service Shares would be acquired in a transaction not involving a public offering. The issuance of the Service Shares hereunder have not been registered under the Securities Act or the securities laws of any state of the U.S. and that the transfer of the Service Shares is being effected in reliance upon an exemption from registration afforded either under Section 4(2) of the Securities Act for transactions by an issuer not involving a public offering. The Provider further acknowledges that if the Service Shares are issued to the Provider in accordance with the provisions of this Agreement, such Service Shares may not be resold without registration under the Securities Act or the existence of an exemption therefrom. The Provider represents that it is familiar with Rule 144 promulgated under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                                   (vi)      Provider is an “accredited investor” within the meaning of Rule 501 under the Securities Act and Provider was not organized for the specific purpose of acquiring the Service Shares.

                                   (vii)      Provider is not accepting the Service Shares as a result of any advertisement, article, notice or other communication regarding the Service Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                                   (viii)      Provider acknowledges that the certificate evidencing the Service Shares will bear a restrictive legend referring to the transfer limitations applicable under the Securities Act and applicable state securities laws.

                         (c)      Indemnification. Each Provider agrees to indemnify and hold harmless the Company from and against all liability, damage, losses, costs and expenses (including reasonable attorneys’ fees and court costs) which they may incur by reason of any breach of the representations and warranties made by such Provider herein, or in any document provided by such Provider to the Company.

                         (d)      General Release of All Claims. In consideration of the issuance and delivery of the Service Shares described in Section 2(b) above, each of the Providers, for itself and its heirs, successors, and assigns, hereby voluntarily acquits, releases and forever discharges the Company, United Digital, and their respective agents, its present and former officers, directors, (trade) partners, employees, consultants, affiliates, parents, subsidiaries, related entities, predecessors, heirs, successors, and assigns (collectively, the “Covered Persons”) of and from any and all claims, demands, actions, causes of action, suits, contracts, covenants, promises, damages, judgments, liabilities, debts, costs and expenses whatsoever (collectively, the “Claims”), both at law or in equity, whether known or unknown, which such Provider has, has had or may hereafter have against the Covered Persons, on account of any matter, cause, transaction, event, occurrence, agreement or thing of any kind occurring at any time from the beginning of the world up to the date of, or contemporaneously with, this Agreement (including any Claims for issuance of equity securities in the Company in connection with the transactions contemplated by the Share Exchange Agreement) and including any claims for failure to pay for services rendered to a Covered Person.

          3. Amendments/Waiver. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Company, Asia Regal, Lai and the Providers. No waiver of any of the provisions or conditions hereof or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party claimed to have given or consented thereto. This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions herein are intended to be, nor shall they be construed to be, for the benefit of any third person. This Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns, and the rights and obligations of the parties hereunder may not be assigned without the written consent of all parties hereto.

          4. Notices. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the address provided for each party in the signature page hereto (or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above), with a copy to: Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, NW, Washington, DC 20037-1122; Attn.: Louis A. Bevilacqua, Esq., Tel. (202) 663-8358, Fax. (202) 663-8007, Email: louis.bevilacqua@pillsburylaw.com.

          5. Choice of Law, Jurisdiction and Venue. This Agreement shall be governed by the laws of the State of New York without regard to principles of conflict of laws, except to the extent that federal law may apply. Any dispute shall be subject to the jurisdiction of the courts of New York, New York and the parties agree to subject themselves to the jurisdiction of the courts in New York County, New York.

          6. Complete Agreement. This Agreement contains the entire agreement of the parties relating to the subject matter hereof. This Agreement and its terms may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension or discharge is sought. It is understood that this Agreement may be prepared and executed in both the English and Chinese languages, with both versions having legal efficacy. If a dispute arises as to the interpretation of a particular provision of this Agreement because of differences between the Chinese and English languages, the English version shall prevail.

          7. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8. Binding Effect. This Agreement shall be binding upon the parties hereto and inure to the benefit of the parties, their respective heirs, administrators, executors, successors and assigns.

[Remainder of Page Left Blank Intentionally]

          If this Side Letter correctly states your understanding of our agreement, please indicate your consent and approval by executing in the blank provided for your signature below.

Very truly yours,

GETPOKERRAKEBACK.COM

By: ________________________________________
Name: Mingchun Zhou
Title: Chief Executive Officer

Address for Notice:

c/o Shenzhen China Skyrise Technology Co. Ltd.
4/F, M-3rd Building, Hi-tech Industrial Park
Nanshan District Shenzhen 518070
People’s Republic of China
Attention: Chief Executive Officer

[Signature Page to Side Letter]

Agreed to and Accepted this ___ day of _____________, 2009:

ASIA REGAL HOLDINGS LIMITED

By: ________________________________________
Name: Lin Yang
Title: Executive Director

Address for Notice:

21st Floor, Room AB
50 Stanley Street
Hong Kong
Tel.:
Fax.:
Attention:

___________________________________________
MR. KIN KEUNG LAI

Address for Notice:

Mr. Kin Keung Lai (“Lai”)
c/o Shenzhen China Skyrise Technology Co. Ltd.
4/F, M-3rd Building, Hi-tech Industrial Park
Nanshan District Shenzhen 518070
People’s Republic of China

[PROVIDER SIGNATURE PAGES FOLLOW]

[Signature Page to Side Letter]

[SIGNATURE PAGE FOR PROVIDERS]

If an Individual:

___________________________________________
(Print Name Above)

___________________________________________
(Sign Name Above)

If an Entity:

___________________________________________
(Print Name Above)

By: ________________________________________
Name:
Title:

Address for Notice: See Schedule 1

[Signature Page to Side Letter]

SCHEDULE 1

Provider Name	Address for Notice/ Delivery	Service Shares	Percentage of Outstanding Shares
Fuying Chen	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	22,000	0.10%
Xiaobin Liu	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	130,000	0.62%
Chunhong Lv	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	130,000	0.62%
Lei Wang	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	20,000	0.09%
Fei Liang	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	10,000	0.05%
Dongshan Wang	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	10,000	0.05%
Dequan Zhao	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	50,000	0.24%
Yan Lam	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	100,000	0.47%
Yuansong Luo	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	100,000	0.47%
Flying Crystal Limited	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	100,000	0.47%
Feng Yu	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	1,363,750	6.46%

Provider Name	Address for Notice/ Delivery	Service Shares	Percentage of Outstanding Shares
Jingxu Wu	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	420,000	1.99%
Wanteng Zheng	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	160,000	0.76%
Jiaojiao Jiao	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	880,000	4.17%
Huibin Zheng	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	50,000	0.24%
Ming Xu	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	200,000	0.95%
Haiyan Liang	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	100,000	0.47%
Wei Liu	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	100,000	0.47%
Jianhua Lu	Room 4002, RongChao Landmark 4028 Jintian Rd, Futian District Shenzhen, People’s Republic of China	160,000	0.76%
Total		4,105,750	19.45%